THE GABELLI GROWTH FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003


                                                               [GRAPHIC OMITTED]
                                                       PICTURE OF HOWARD F. WARD

                                                             HOWARD F. WARD, CFA


TO OUR SHAREHOLDERS,

      As I write this letter I am watching statues of Saddam tumble over like super-sized bowling pins. A carnival atmosphere seems present as Iraqis dance in the streets. The nightmare that was Saddam Hussein appears over. The U.S. military was magnificent. Our men and women in uniform were model professional soldiers, as were our comrades in arms, the Brits. Let us never forget the unwavering support of Prime Minister Tony Blair and the heavy lifting done by Great Britain's well turned out troops. Thanks also to Spain, Poland and Australia, among others. I suppose I should behave and not mention the French, German, Canadian and Mexican leaders that failed us. We can only expect so much from the Russians but the leadership of France, Germany, Canada and Mexico was a disappointment, at best, in my opinion. Perhaps we should thank them for exposing the United Nations and its numerous shortcomings. Never mind that by opposing a second U.N. resolution the French actually made war more likely. Of course, if their countries had been attacked on 9/11, leaving thousands of civilians dead, and if their countries were the primary targets of middle-eastern based terrorists, they might have steered a different course.

      The march to war was the primary financial market story of the first quarter. It dominated the headlines, slowed the economy and gave rise to postponed investment decisions. Fortunately, the fighting appears to have come to an end after just a few weeks of combat. This outcome may allow the U.S. economy to snap forward fairly quickly and sidestep a double-dip recession. Naturally, at times like these, the art of forecasting is especially dangerous. We are hopeful, but cannot assure you, that the stock market is recovery-bound. It has been over six months since the October 9, 2002 low on the Standard and Poor's ("S&P") 500 Index.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                       AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                                                                                            SINCE
                                           QUARTER     1 YEAR       3 YEAR      5 YEAR      10 YEAR     INCEPTION (B)
                                           -------     ------       ------      ------      -------     -------------
  Gabelli Growth Fund .................... (5.95)%     (35.80)%     (26.79)%    (6.60)%      6.84%          10.55%

  S&P 500 Index .......................... (3.15)%     (24.75)%     (16.09)%    (3.76)%      8.53%           9.50%
  Lipper Large-Cap Growth Fund Avg. ...... (1.11)%     (27.05)%     (24.70)%    (6.17)%      5.57%           7.20%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
 (b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (A)
--------------------------------------------------------------------------------
                                           Quarter
                        --------------------------------------------------------
                         1ST        2ND           3RD       4TH       YEAR
2003: Net Asset Value ..$17.86      --            --        --          --
      Total Return ..... (6.0)%     --            --        --          --
--------------------------------------------------------------------------------
2002: Net Asset Value ..$27.82     $21.23        $17.98    $18.99     $18.99
      Total Return ..... (3.0)%    (23.7)%       (15.3)%     5.6%     (33.8)%
--------------------------------------------------------------------------------
2001: Net Asset Value ..$30.16     $31.18        $24.24    $28.68     $28.68
      Total Return .....(20.2)%      3.4%        (22.3)%    18.3%     (24.1)%
--------------------------------------------------------------------------------
2000: Net Asset Value ..$50.10     $49.73        $46.88    $37.79     $37.79
      Total Return .....  7.7%      (0.7)%        (5.7)%   (11.3)%    (10.6)%
--------------------------------------------------------------------------------
1999: Net Asset Value ..$38.53     $41.38        $41.07    $46.51     $46.51
      Total Return .....  8.8%       7.4%         (0.8)%    26.1%      46.3%
--------------------------------------------------------------------------------
1998: Net Asset Value ..$32.32     $33.37        $28.54    $35.40     $35.40
      Total Return ..... 12.9%       3.2%        (14.5)%    30.2%      29.8%
--------------------------------------------------------------------------------
1997: Net Asset Value ..$24.50     $29.25        $33.41    $28.63     $28.63
      Total Return .....  1.5%      19.4%         14.2%      3.1%      42.6%
--------------------------------------------------------------------------------
1996: Net Asset Value ..$23.75     $24.34        $25.35    $24.14     $24.14
      Total Return .....  7.2%       2.5%          4.1%      4.4%      19.4%
--------------------------------------------------------------------------------
1995: Net Asset Value ..$20.86     $22.99        $24.91    $22.16     $22.16
      Total Return .....  6.0%      10.2%          8.4%      4.9%      32.7%
--------------------------------------------------------------------------------
1994: Net Asset Value ..$21.90     $21.23        $22.58    $19.68     $19.68
      Total Return ..... (5.8)%     (3.1)%         6.4%     (0.5)%     (3.4)%
--------------------------------------------------------------------------------
1993: Net Asset Value ..$21.71     $21.84        $23.43    $23.26     $23.26
      Total Return .....  0.6%       0.6%          7.3%      2.5%      11.3%
--------------------------------------------------------------------------------
1992: Net Asset Value ..$20.27     $19.72        $20.50    $21.59     $21.59
      Total Return ..... (4.7)%     (2.7)%         4.0%      8.5%       4.5%
--------------------------------------------------------------------------------
1991: Net Asset Value ..$18.18     $18.02        $19.51    $21.28     $21.28
      Total Return ..... 11.7%      (0.9)%         8.3%     12.0%      34.3%
--------------------------------------------------------------------------------
1990: Net Asset Value ..$16.74     $17.80        $15.75    $16.27     $16.27
      Total Return ..... (1.9)%      6.3%        (11.5)%     6.2%      (2.0)%
--------------------------------------------------------------------------------
1989: Net Asset Value ..$13.99     $15.73        $17.46    $17.07     $17.07
      Total Return ..... 10.6%      12.4%         11.0%      1.5%      40.1%
--------------------------------------------------------------------------------
1988: Net Asset Value ..$10.87     $12.40        $12.71    $12.65     $12.65
      Total Return ..... 16.1%      14.1%          2.5%      2.5%      39.2%
--------------------------------------------------------------------------------
1987: Net Asset Value .. --        $10.84        $11.28     $9.51      $9.51
      Total Return ..... --          8.4%(b)       4.1%    (15.7)%     (4.9)%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2003 (a)
--------------------------------------------------------------------------------
   1  Year ........................................... (35.80)%
   5  Year ...........................................  (6.60)%
   10 Year ...........................................   6.84%
   Life of Fund (b) ..................................  10.55%
--------------------------------------------------------------------------------

                 Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
-----------------  --------------  ------------------
December 27, 2001      $0.0042          $28.83
December 27, 2000      $3.8450          $38.19
December 27, 1999      $5.1600          $45.59
December 28, 1998      $1.7450          $35.15
December 30, 1997      $5.7900          $28.58
December 31, 1996      $2.3240          $24.14
December 29, 1995      $3.9600          $22.16
December 30, 1994      $2.7900          $19.68
December 31, 1993      $0.7600          $23.26
December 31, 1992      $0.6460          $21.59
December 31, 1991      $0.5730          $21.28
December 31, 1990      $0.4600          $16.27
December 29, 1989      $0.6540          $17.07
December 30, 1988      $0.3770          $12.65
January 4, 1988        $0.1520          $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b)  From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------

THE ECONOMY

      Investors now ponder the extent to which the war has dampened economic activity. We will soon find out. Of course, the rise of severe acute respiratory syndrome ("SARS"), while still mostly limited in economic scope to Asia, has the potential to hurt economies elsewhere. Most of March's economic data should be taken lightly due to the temporary impact of the war. Investors are, to some degree, flying blind at this moment. Knowing that economic growth has been hurt by the war, we optimists anticipate that a more normal postwar economic environment will kick in before the economy sputters to a halt. A lot is riding on the economy not letting us down further but we cannot have a high degree of confidence in things getting much better quickly.

      Terrorism, war, rising security costs, SARS and higher fuel prices have left the airline industry with no more than a faint pulse. United Airlines is now bankrupt and American Airlines requires radical surgery to avoid a similar fate. This is an important sector of the economy and no easy solutions seem to exist. While we have not invested in the transportation or lodging sectors of the economy, a slowdown in travel is felt across a variety of businesses.

      We know the economy skipped a few beats in February and especially March, as the threat of war, unheeded by Saddam, passed and the attack began. With the war's end now at hand, the economy should re-engage and accelerate. Consumer confidence numbers for mid-April showed improvement and housing continues to power the economy on the back of extraordinarily low mortgage rates. Low interest rates and dealer incentives continue to prop up auto sales although sales are down from last year for most makes. The price of oil has now fallen approximately $10 per barrel from its recent peak, to about $28 per barrel. This is both meaningful and positive for the economy. Moreover, it may actually be a prerequisite for accelerating growth.

      First quarter earnings expectations have been marked down due to the war impact. It appears that second quarter earnings may be penalized as well. The consensus now forecasts roughly 10% profit growth in the first quarter, declining to about 6% in the second quarter. This suggests that material earnings acceleration in the second half of the year may be needed to achieve current yearly earnings estimates and support the stock market. This might be asking too much. The President will gain some muscle with the swift victory in Iraq but I don't think yet to be passed tax cuts can come soon enough to help the economy until late this year. Given the endless partisan bickering in Washington we can't assume any real tax relief is on the horizon.

      Most economists now expect second quarter "real" Gross Domestic Product ("GDP") growth of between 1% and 2%. The shortness of the war and the fall in oil prices may push estimates to the higher end of that range. The third quarter should be stronger as post-war spending accelerates before moderating a bit in the fourth quarter as the post-war spending surge abates. At this point, a reasonable guess is about 4% growth in the third quarter and a 3% pace of growth in the final quarter.

      Earnings growth expectations for the S&P 500 this year have been shaved. A mid-teen growth forecast could range anywhere from low double-digits to mid single-digits. It's still too early to focus on 2004, but the First Call consensus, as of now, calls for an 8% gain in earnings per share. As you may know, inflation remains well contained in the aggregate and should not be a concern for the stock market. In short, the economic forecast is okay but not as tasty as we would like.

THE STOCK MARKET

      After the S&P 500 Index fell 6% between Thanksgiving and New Year's, the market bolted higher in the first week of the New Year (rising 6% during the first week of January) before again rolling over as the likelihood of war increased. Investors' flagging confidence in January precluded even a single initial public offering ("IPO") during the month, marking the first month since 1974 in which one did not take place. Many individual investors seem to have taken a wait-and-see attitude regarding the war, economy and stock market.

      The stock market remains volatile by any measure. This is at least partly due to the growing share of "program trading" (sometimes exceeding 40% of all NYSE trading) and the frenzied trading strategies of some hedge fund participants, who also comprise a disproportionate share of total turnover. War concerns drove the market lower in early March, with the S&P 500 coming within just a few percentage points of the October 9, 2002 low of 776. Then, from March 11 through March 19, the S&P 500 advanced 11.9%, one of the best 8-day periods on record and the best since 1982. With the economy being choked by uncertainty over the war, investors who sensed the nightmare was about to end cheered the President's final ultimatum to Saddam.

      Technology stocks, which led the market's fourth quarter advance, continued to perform well in the first quarter. After a three-year bear market in technology stocks, many shares remain at low levels as the cyclical recovery in the tech sector continues to stumble forward, bumping the stocks erratically higher. Chip makers like Linear Technology and Analog Devices had double-digit percentage gains. Specialty retailing was another source of relative strength. Many retailing issues spiked higher during the big 8-day rally in mid-March, as investors began to discount the end of the war and an expected upturn in consumer spending to accompany war's end. Starbucks' shares rose over 20%. Oil and gas producers generally saw their stocks rise modestly as profit expectations rose with oil prices during the quarter. Healthcare stocks were mixed, but those with especially good earnings visibility, like Amgen and United Healthcare, advanced by double-digits.

      On a less positive note, most consumer staples stocks fell a bit more than the market during the quarter. There are few bargains in this group, whose stocks have generally held up well during the bear market. I would not expect the more defensive consumer stocks to out-perform a market that is maybe, and I emphasize maybe, dancing to the tune of cyclical recovery in the current quarter. Cyclical exposure seemed to be a negative for some stocks during the first quarter as media, financial services and, somewhat ironically, defense/aerospace issues were mostly under pressure.

PORTFOLIO OBSERVATIONS

      It was a quarter of hand wringing as the countdown to war doused the market's early fireworks amid an apparent economic timeout. The stock market presented investors with the look and feel of a troubled sea. We established several new small positions in the portfolio during the quarter. The portfolio remains relatively concentrated compared to our peer group but is somewhat less top heavy with these changes. Our top holdings have not changed but are marginally smaller, freeing up capital for some new investments. New holdings include household names like Coca-Cola, Proctor & Gamble, General Electric and eBay, as well as less well known companies like Whole Foods Market (organic food retailing), Cintas (uniform rental), Cheesecake Factory (casual dining) and Apache (oil and gas producer). Abbott Laboratories and Wyeth were eliminated from the Fund.

      Our top performers during the quarter were Starbucks (+26%), Linear Technology (+20%), Amgen (+19%), Analog Devices (+15%), United Healthcare (+10%) and Texas Instruments (+9%). Our worst performers were the stocks of Schwab (-33%), General Dynamics (-31%), State Street (-19%), Mellon Financial (-19%), Lockheed Martin (-18%) and AOL Time Warner (-17%). In general, technology, healthcare, retailing and energy stocks did well while financial services, media and defense issues did poorly.

      Both Microsoft and Qualcomm announced they would begin paying dividends this year. The announced dividend rates are small but this is a positive, albeit somewhat symbolic, pro-shareholder move coming at a time when the debate over dividends, and dividend taxation, is front and center.

      At quarter's end, the Fund's investments were in technology (21%), financial services (18%), media (17%), healthcare (12%), retailing (10%), consumer staples (9%), energy (5%), aerospace and defense (4%) and other (4%).

LOOKING AHEAD

      The cyclical bounce hoped for this year has been muted by the war. While we do not yet have enough data to surmise the economy's trajectory post war, consumer confidence in mid-April was on the rise. Historically low interest rates should keep the economy moving forward. It is these historically low interest rates that make stocks attractively priced when compared to U.S. Treasury debt and most higher quality fixed income securities.

      We researched the Ned Davis database to better understand some of the historical relationships between stocks and bonds. For the last 35 years, Treasury bills provided an income yield that was 2.04 times greater than the S&P 500 dividend yield. Presently, the yield on T-Bills is little more than one-half the dividend yield. Additionally, the long Treasury yield is about 2.6 times the dividend yield, the lowest relative level since 1995 and similar to the spread that existed for most of the eighties. Finally, the 10-year Treasury Note yield has averaged about 1.26 times the S&P 500 operating earnings yield (inverse of P/E ratio) over the last 18 years. The current reading of 0.7 suggests that stocks are priced low relative to bonds.

      The focus on market indices can obscure developments taking place beneath the surface of the popular averages. Many stocks bottom before the "market" and recover at very different speeds. The S&P 500 Index presently (as of 4/16/03) sits at about 880, or 13% above the low of 776 set on October 9, 2002. A number of our larger holdings, many of which bottomed before the "market", have staged impressive moves off their 52-week lows. For example, a partial list includes Clear Channel (+98%), Amgen (+96%), Cisco Systems (+68%), Omnicom (+68%), Analog Devices (+64%), Vodafone (+61%), Tiffany (+48%), Qualcomm (+45%), Janus (+44%), AOL Time Warner (44%), Merrill Lynch (44%), Nokia (+44%), Intel (+40%) and Texas Instruments (+39%). I believe our portfolio is well positioned for the forecasted improving economy. With the Iraqi war ending quickly, it appears more likely that the October 9th low on the "market" will hold.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings in our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $27.50 - NYSE) is a diversified manufacturer of semiconductors with leading positions in high performance analog and digital signal processing chips, where it claims the number two position after Texas Instruments. The company is also a leader in data converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry deriving 40% of revenues from the industrial market, 35% from the communications market, 15% from the computing market and the remaining 10% from the consumer electronics market. Earnings growth was below trend last year, due to overall industry weakness.

AOL TIME WARNER INC. (AOL - $10.86 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 35 million subscribers to its flagship America Online service. In addition, the company is one of the largest operators of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $33.92 - NYSE) operates approximately 1,225 radio stations making it one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. With approximately 776,000 outdoor displays, the company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. We expect the ad spending recovery that began last year to gain momentum over the course of this year as the geo-political situation improves.

INTEL CORP. (INTC - $16.28 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with better than an 80% market share. The company is developing new lines of business in semiconductors for the communications market, and has recently launched its Centrino brand chipset, Intel's Wi-Fi mobile computing solution. While earnings suffered last year from the economic slowdown, we expect improving business over the course of the year and believe that the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $57.87 - NYSE) is a diversified health care company that derives 47% of its revenues from pharmaceuticals, 35% from medical devices and diagnostics and 18% from consumer products. Its most recognized consumer brand is Tylenol. The company's new drug coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years, as it boasts 18 consecutive quarters of double-digit earnings growth.

MARSH & MCLENNAN COMPANIES INC. (MMC - $42.63 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds, which manage about $250 billion in assets. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. We expect the insurance brokerage business to benefit handsomely from a better pricing environment.

MELLON FINANCIAL SERVICES (MEL - $21.26 - NYSE) is one of the largest asset managers in the country. In addition to the company's traditional Mellon brand institutional asset gathering arm, their Dreyfus and Founders mutual fund subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent approximately 85% of revenues and that number should grow as the year progresses. Assets under management now exceed $560 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $30.45 - NYSE) is one of an elite group of financial institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly
Hills, etc. . . .) and continues to increase its fee income in a methodical way, with managed trust assets of over $300 billion, and assets under administration of over $1.5 trillion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $31.16 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong. The company's leading products include Lipitor (cholesterol), Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant). Pfizer recently received FTC approval clearing the way for its acquisition of Pharmacia Corporation, and upon completion, the new Pfizer will provide more pharmaceutical products to patients than any other company in the world.

TEXAS INSTRUMENTS INC. (TXN - $16.37 - NYSE) is the largest provider of digital signal processors (DSPs), used in digital communication devices including wireless phones, PC modems and digital subscriber lines (DSL). Over half of the wireless phones sold worldwide contain Texas Instruments' DSPs. The company is also a world leader in high performance analog chips, which along with DSPs, are among the most critical semiconductor products in an increasingly connected and mobile world.

STATE STREET CORP. (STT - $31.63 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the largest servicer of U.S mutual funds and pension plans, and the third largest custodian of assets with $6.2 trillion under custody. Additionally, the company is a major asset manager itself with over $760 billion in assets under management. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

THE HOME DEPOT INC. (HD - $24.36 - NYSE) is the world's largest home improvement retailer. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,500 Home Depot stores, including roughly 50 EXPO Design Center stores and a handful of Landscape Supply stores. The company continues to expand internationally, with stores in Canada, Puerto Rico, Mexico, and most recently, China.

VIACOM INC. (VIA'B - $36.52 - NYSE) is a leading media content company, owning properties such as MTV, Nickelodeon, Showtime, TNN, BET, CMT, UPN, Paramount, the CBS network, CBS owned TV station group and Infinity radio stations and outdoor advertising properties. Additionally, Viacom owns King World, Simon & Schuster, Pocket Books, Scribner and The Free Press. The company owns about 80% of the equity of Blockbuster. Viacom's highly diverse portfolio and highly regarded management team should continue to enhance shareholder value over time.

IN CONCLUSION

      The economy has faced a three-year bear market, the 9/11 attacks, the recession of 2001, the corporate scandals of 2002, the ongoing war against terrorism in Afghanistan and the war against Saddam Hussein's regime in Iraq. We face the threat of additional military involvement in the Middle East and the North Korean issue has yet to be resolved. I suspect the transition to materially better growth and strong bull markets will take a while. The healing process is well under way but very much remains a work in progress. While events can change quickly, it seems like the news flow is turning more positive. I would not bet against the market doing better but I know the situation is rocky at best.

                                                     Sincerely,

                                                     /S/ HOWARD F. WARD

                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
April 16, 2003

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         MAY                  JUNE              JULY
                         ---                  ----              ----
      1st Tuesday        Howard Ward          Howard Ward       Howard Ward
      1st Wednesday      Henry Van der Eb     Susan Byrne       Caesar Bryan
      2nd Wednesday      Caesar Bryan         Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday      Elizabeth Lilly      Ivan Arteaga      Hartswell Woodson
      4th Wednesday      Barbara Marcin       Barbara Marcin    Ivan Arteaga
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2003
                                 --------------

Clear Channel Communications Inc.            Northern Trust Corp.
Viacom Inc., Cl. B                           Microsoft Corp.
State Street Corp.                           Pfizer Inc.
AOL Time Warner Inc.                         Amgen Inc.
Home Depot Inc.                              Walgreen Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 96.9%
             AEROSPACE -- 4.0%
    360,000  General Dynamics Corp. ........ $   19,825,200
    630,000  L-3 Communications
              Holdings Inc.+ ...............     25,307,100
    140,000  Lockheed Martin Corp. .........      6,657,000
    100,000  Northrop Grumman Corp. ........      8,580,000
                                             --------------
                                                 60,369,300
                                             --------------
             BROADCASTING -- 4.8%
  2,126,600  Clear Channel
              Communications Inc.+ .........     72,134,272
                                             --------------
             BUSINESS SERVICES -- 1.7%
     90,000  Cintas Corp. ..................      2,961,000
    422,000  Omnicom Group Inc. ............     22,859,740
                                             --------------
                                                 25,820,740
                                             --------------
             COMMUNICATIONS EQUIPMENT -- 5.4%
  2,506,000  Cisco Systems Inc.+ ...........     32,527,880
  1,620,000  Nokia Corp., ADR ..............     22,696,200
    758,000  Qualcomm Inc. .................     27,333,480
                                             --------------
                                                 82,557,560
                                             --------------
             COMPUTER HARDWARE -- 1.5%
    810,000  Dell Computer Corp.+ ..........     22,121,100
                                             --------------
             COMPUTER SOFTWARE AND SERVICES -- 3.6%
  2,230,000  Microsoft Corp. ...............     53,988,300
                                             --------------
             CONSUMER PRODUCTS -- 1.4%
     60,000  Coach Inc.+ ...................      2,299,800
     70,000  eBay Inc.+ ....................      5,970,300
    140,000  Procter & Gamble Co. ..........     12,467,000
                                             --------------
                                                 20,737,100
                                             --------------
             DIVERSIFIED INDUSTRIAL -- 0.7%
    400,000  General Electric Co. ..........     10,200,000
                                             --------------
             ELECTRONICS -- 9.8%
  1,000,000  Analog Devices Inc.+ ..........     27,500,000
  1,195,000  Applied Materials Inc.+ .......     15,033,100
  1,860,000  Intel Corp. ...................     30,280,800
    275,000  KLA-Tencor Corp.+ .............      9,884,050
    710,000  Linear Technology Corp. .......     21,917,700
  2,100,000  Taiwan Semiconductor
              Manufacturing Co.
              Ltd., ADR+ ...................     14,364,000
  1,811,000  Texas Instruments Inc. ........     29,646,070
                                             --------------
                                                148,625,720
                                             --------------
             ENERGY AND UTILITIES -- 5.3%
    143,000  Apache Corp. ..................      8,828,820
    590,000  Murphy Oil Corp. ..............     26,060,300
    760,000  Occidental Petroleum Corp. ....     22,769,600
    580,000  Schlumberger Ltd. .............     22,045,800
                                             --------------
                                                 79,704,520
                                             --------------
             ENTERTAINMENT -- 9.0%
  5,390,000  AOL Time Warner Inc.+ .........     58,535,400
  1,490,000  General Motors Corp., Cl. H+ ..     16,688,000
  1,685,851  Viacom Inc., Cl. B+ ...........     61,567,278
                                             --------------
                                                136,790,678
                                             --------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             FINANCIAL SERVICES -- 17.8%
    225,000  Goldman Sachs Group Inc. ...... $   15,318,000
  1,874,900  Janus Capital Group Inc. ......     21,355,111
    757,000  Marsh & McLennan
              Companies Inc. ...............     32,270,910
  1,511,000  Mellon Financial Corp. ........     32,123,860
    925,000  Merrill Lynch & Co. Inc. ......     32,745,000
  1,864,900  Northern Trust Corp. ..........     56,786,205
  2,895,000  Schwab (Charles) Corp. ........     20,901,900
  1,853,800  State Street Corp. ............     58,635,694
                                             --------------
                                                270,136,680
                                             --------------
             FOOD AND BEVERAGE -- 6.0%
    100,000  Cheesecake Factory Inc.+ ......      3,227,000
    330,000  Coca-Cola Co. .................     13,358,400
    740,000  PepsiCo Inc. ..................     29,600,000
    520,000  Starbucks Corp.+ ..............     13,395,200
    915,000  Sysco Corp. ...................     23,277,600
    100,000  Whole Foods Market Inc.+ ......      5,564,000
     55,000  Wrigley (Wm.) Jr. Co. .........      3,107,500
                                             --------------
                                                 91,529,700
                                             --------------
             HEALTH CARE -- 12.4%
    778,000  Amgen Inc.+ ...................     44,773,900
    499,000  Johnson & Johnson .............     28,877,130
    220,000  Lilly (Eli) & Co. .............     12,573,000
    600,000  Medtronic Inc. ................     27,072,000
  1,562,500  Pfizer Inc. ...................     48,687,500
    280,000  UnitedHealth Group Inc. .......     25,667,600
                                             --------------
                                                187,651,130
                                             --------------
             PUBLISHING -- 1.4%
    372,500  McGraw-Hill Companies Inc. ....     20,707,275
                                             --------------
             RETAIL -- 11.5%
    410,000  Bed Bath & Beyond Inc.+ .......     14,161,400
  2,361,577  The Home Depot Inc. ...........     57,528,016
  1,503,400  Tiffany & Co. .................     37,585,000
    420,000  Wal-Mart Stores Inc. ..........     21,852,600
  1,485,000  Walgreen Co. ..................     43,777,800
                                             --------------
                                                174,904,816
                                             --------------
             WIRELESS COMMUNICATIONS -- 0.6%
    515,000  Vodafone Group plc, ADR .......      9,383,300
                                             --------------
             TOTAL COMMON STOCKS ...........  1,467,362,191
                                             --------------
    PRINCIPAL
     AMOUNT
    ---------
             U.S. GOVERNMENT OBLIGATIONS -- 3.7%
$55,940,000  U.S.  Treasury Bills,
              1.130% to 1.170%,
              04/03/03 to 08/07/03 ++ ......     55,878,079
                                             --------------
             TOTAL INVESTMENTS -- 100.6%
              (Cost $2,208,346,897) ........  1,523,240,270

             OTHER ASSETS AND
              LIABILITIES (NET) -- (0.6)% ..     (9,613,760)
                                             --------------
             NET ASSETS -- 100.0% .......... $1,513,626,510
                                             ==============
------------------
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                           Karl Otto Pohl
CHAIRMAN AND CHIEF                              FORMER PRESIDENT
INVESTMENT OFFICER                              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                             Anthony R. Pustorino
ATTORNEY-AT-LAW                                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                       PROFESSOR EMERITUS
                                                PACE UNIVERSITY

James P. Conn                                   Anthony Torna
FORMER CHIEF INVESTMENT OFFICER                 MAXIM GROUP LLC
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher                              Anthonie C. van Ekris
PRESIDENT,                                      MANAGING DIRECTOR
FLETCHER & COMPANY, INC.                        BALMAC INTERNATIONAL, INC.

John D. Gabelli                                 Salvatore J. Zizza
SENIOR VICE PRESIDENT                           CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.                         SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                         OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                                 Howard F. Ward, CFA
PRESIDENT                                       PORTFOLIO MANAGER

James E. McKee                                  Gus Coutsouros
SECRETARY                                       VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q103SR


                               [GRAPHIC OMITTED]

                            PICTURE OF MARIO GABELLI
THE
GABELLI
GROWTH
FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003